Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Global Financials Fund:


As independent public accountants, we hereby consent to the use of our report on Pioneer Global Financials Fund dated October 5, 2001 (and to all references to our firm) included in or made a part of Pioneer Global Financials Fund's Post-Effective Amendment No. 1 and Amendment No. 3 to Registration Statement File Nos. 333-45096 and 811-10107, respectively.


/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
December 27, 2001